                                                                   EXHIBIT 10.54


                      FIFTH AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

                                 (AND WAIVER)

     THIS DOCUMENT is entered into as of November 12, 1998, between MATRIX CAPITAL CORPORATION, a Colorado corporation ("Borrower"), the Determining Lenders described below, and BANK ONE, TEXAS, N.A., as Agent for Determining Lenders.

     Borrower, Determining Lenders, and Agent are party to the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of March 12, 1997, providing for a $8,500,000 Term Loan and a Revolving Facility of up to $11,500,000. Borrower, Determining Lenders, and Agent have agreed, upon the following terms and conditions, to (a) waive Determining Lenders' right to declare a Default under Section 10.1 of the Credit Agreement resulting from certain transactions described below (the "Subject Transactions") involving Borrower and Equi-Mor Holdings, Inc. ("Equi-Mor") and, consequently, Borrower's failure to observe the requirements of Sections 8.1, 8.2, and 8.3 of the Loan Agreement, (b) to amend Sections 8.1, 8.2, and 8.3 of the Loan Agreement to permit future Subject Transactions, and (c) to make certain related changes as described in Paragraph 2 below.

1.  TERMS AND REFERENCES.  Unless otherwise stated in this document (A) terms
    --------------------
defined in the Credit Agreement have the same meanings when used in this document and (B) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

2.  AMENDMENTS.  The Credit Agreement is amended as follows:
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     (A) Section 1.1 is amended by adding the following new definition in alphabetical order with the definitions in that section:

               "Equi-Mor" means Equi-Mor Holdings, Inc., a Nevada corporation and wholly-owned Subsidiary of Matrix Financial.

     (B) Section 8.1(g) is entirely amended as follows:

               (g) Charter-School Debt.  Debt of Equi-Mor owed to U.S. Bancorp
                   -------------------
          Investments, Inc., on a short-term basis for financing charter-school leases or loans until they can be sold in the secondary market, for which Borrower has no direct or contingent liability; provided, however, that if Borrower is either directly or contingently liable, the amount of such Debt may not exceed $18,500,000 at any time on or before January 31, 1999.

     (C) A new Section 8.2(l) is added as follows:

               (l) Charter-School Liens.  Liens incurred on or before January
                   --------------------
          31, 1999, that secure only the Debt described in Section 8.1(g), that do not cover any Collateral, and that cover only the charter-school leases or loans of Equi-Mor financed with that Debt and related assets such as proceeds.

     (D) Section 8.3(m) is added as follows:

               (m) Charter-School Assets.  Investments made on or before January
                   ---------------------
          31, 1999, in charter-school leases or loans originated or acquired by Equi-Mor in the ordinary course of business.

3.  WAIVERS.  Determining Lenders waive any past or present Default existing
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solely as a result of Borrower's failure to observe the requirements of Sections
8.1, 8.2, and 8.3 in connection with the Subject Transactions. Except as expressly stated, this paragraph is not a waiver of existing or future Potential Defaults or Defaults or a waiver of Agent's or any Lender's rights to insist upon compliance by all other relevant parties with each Loan Document.

4.  CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the foregoing
    --------------------
paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct, and (B) Agent receives counterparts of this document executed by Agent, Determining Lenders, Borrower, and each other Company named on the signature pages of this document.

5.  RATIFICATIONS.  To induce Agent and Determining Lenders to enter into this
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document, Borrower (A) ratifies and confirms all provisions of the Loan
Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional agreements, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6.  REPRESENTATIONS.  To induce Agent and Determining Lenders to enter into this
    ---------------
document, Borrower represents and warrants to Agent and Determining Lenders that as of the date of this document (A) each Company has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate corporate charter or bylaws or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute each Company's legal and binding obligation, enforceable against it in accordance with this document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity,
(C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

7.  EXPENSES.  Borrower shall, subject to a contrary written agreement between
    --------
Agent and Borrower, pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related agreements.

8.  MISCELLANEOUS.  All references in the Loan Documents to the "Credit
    -------------
Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement; therefore, the provisions relating to Loan Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. THIS DOCUMENT BINDS AND INURES TO EACH OF THE UNDERSIGNED AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS, SUBJECT TO SECTION 12.12. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED BY THE LOAN DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first stated in this Fifth Amendment to Credit Agreement.

MATRIX CAPITAL CORPORATION, as                                    BANK ONE, TEXAS, N.A., as Agent and a
Borrower                                                          Lender

By                 /s/                                            By                    /s/
    -------------------------------------                             ---------------------------------------
    David W. Kloos, Chief Financial Officer                           Mark L. Freeman, Vice President


                    U.S. BANK NATIONAL ASSOCIATION,
                    formerly Colorado National Bank,
                    as a Lender


                    By               /s/
                        ----------------------------
                         Andrea C. Koeneke,
                         Vice President


                          1 of 2 Signature Pages to
                      Fifth Amendment to Credit Agreement

                             CONSENT AND AGREEMENT
                             ---------------------

     To induce Agent and Determining Lenders to enter into this document, the undersigned jointly and severally (a) consent and agree to this document's execution and delivery, (b) ratify and confirm that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent or any Lender under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, agreements, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represent and warrant to Agent and Determining Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and
(iii) each undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), each undersigned will be -- Solvent, and (e) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Agent and Determining Lenders and their respective successors and permitted assigns.

MATRIX FINANCIAL SERVICES CORPORATION UNITED CAPITAL MARKETS, INC.
and MATRIX FUNDING CORPORATION



By               /s/                  By               /s/
   ---------------------------------     ------------------------------------
   George R. Bender, President of        Austin Tilghman, President
   each above Company

UNITED FINANCIAL, INC.                 UNITED SPECIAL SERVICES, INC.


By               /s/                   By              /s/
   ----------------------------------     -----------------------------------
   Richard Schmitz, Chairman              Linda Preston, President



VINTAGE DELAWARE HOLDINGS, INC.        FIRST MATRIX INVESTMENT SERVICES CORP.
                                       and THE VINTAGE GROUP, INC.

By               /s/                   By              /s/
   ----------------------------------     -----------------------------------
   David W. Kloos, Chairman               Paul E. Skretny, Chairman of the
                                          Board and Chief Executive Officer
                                          of each above Company


                           2 of 2 Signature Pages to
                      Fifth Amendment to Credit Agreement